Supplement to the
Fidelity Advisor® Value Leaders Fund
Class A, Class M, Class C, and Class I
December 30, 2023
Summary Prospectus
Proposed Reorganization. The Board of Trustees of Fidelity Advisor Series VIII has unanimously approved an Agreement and Plan of Reorganization (“Agreement”) between Fidelity Advisor® Value Leaders Fund and Fidelity® Blue Chip Value Fund pursuant to which Fidelity Advisor® Value Leaders Fund would be reorganized on a tax-free basis with and into Fidelity® Blue Chip Value Fund.
As a result of the proposed Reorganization, shareholders of Fidelity Advisor® Value Leaders Fund would receive, respectively, corresponding shares of Fidelity® Blue Chip Value Fund.
The Agreement provides for the transfer of all of the assets of Fidelity Advisor® Value Leaders Fund in exchange for corresponding shares of Fidelity® Blue Chip Value Fund equal in value to the net assets of Fidelity Advisor® Value Leaders Fund and the assumption by Fidelity® Blue Chip Value Fund of all of the liabilities of Fidelity Advisor® Value Leaders Fund. After the exchange, Fidelity Advisor® Value Leaders Fund will distribute the Fidelity® Blue Chip Value Fund shares to its shareholders pro rata, in liquidation of Fidelity Advisor® Value Leaders Fund. As a result, shareholders of Fidelity Advisor® Value Leaders Fund will become shareholders of Fidelity® Blue Chip Value Fund (these transactions are collectively referred to as the “Reorganization”).
A Special Meeting (the “Meeting”) of the Shareholders of Fidelity Advisor® Value Leaders Fund is expected to be held during the second quarter of 2025 and approval of the Agreement will be voted on at that time. A combined proxy statement and prospectus containing more information with respect to the Reorganization will be provided to shareholders of record of Fidelity Advisor® Value Leaders Fund in advance of the meeting.
If the Agreement is approved at the Meeting and certain conditions required by the Agreement are satisfied, the Reorganization is expected to take place on or about May 9, 2025. If shareholder approval of the Agreement is delayed due to failure to meet a quorum or otherwise, the Reorganization will become effective, if approved, as soon as practicable thereafter.
Effective after the close of business on or about May 8, 2025, new positions in the fund may no longer be opened. Existing shareholders may continue to hold their shares and purchase additional shares through the reinvestment of dividend and capital gain distributions until the fund’s Reorganization takes place.

The foregoing is not a solicitation of any proxy. For a free copy of the Proxy Statement describing the Reorganization (and containing important information about fees, expenses and risk considerations) and a Prospectus for Fidelity® Blue Chip Value Fund please call 1-800-544-8544. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission’s web site (www.sec.gov).
Effective March 1, 2024, the fund’s management contract was amended to incorporate administrative services previously covered under separate services agreements. The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class’s management fee.
The following information replaces similar information found in the “Fund Summary” section under the “Fee Table” heading.
Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)

	Class A	Class M	Class C	Class I
Management fee (fluctuates based on the fund’s performance relative to a securities market index)	0.78%A, B	0.77%A, B	0.78%A, B	0.72%A, B
Distribution and/or Service (12b-1) fees	0.25%	0.50%	1.00%	None
Other expenses	0.32%B	0.33%B	0.33%B	0.31%B
Total annual operating expenses	1.36%	1.60%	2.11%	1.03%
Fee waiver and/or expense reimbursement	0.21%C	0.20%C	0.21%C	0.13%C
Total annual operating expenses after fee waiver and/or expense reimbursement	1.15%	1.40%	1.90%	0.90%

A The management fee comprises a basic fee, which may vary by class, that is adjusted up or down (subject to a maximum rate) based on the performance of the fund or a designated class of the fund relative to that of the Russell 1000® Value Index. The basic fee covers administrative services previously provided under separate services agreements with the fund, for which 0.24% for Class A, 0.23% for Class M, 0.24% for Class C, and 0.18% for Class I was previously charged under the services agreements. Please see “Fund Services - Fund Management - Advisory Fee(s)” for additional information.
B Adjusted to reflect current fees.
C Fidelity Management & Research Company LLC (FMR) has contractually agreed to reimburse Class A, Class M, Class C, and Class I of the fund to the extent that total operating expenses (excluding interest, certain taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary), if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund’s securities lending program, if applicable), as a percentage of their respective average net assets, exceed 1.15%, 1.40%, 1.90%, and 0.90% (the Expense Caps). If at any time during the current fiscal year expenses for Class A, Class M, Class C, or Class I of the fund fall below the Expense Caps, FMR reserves the right to recoup through the end of the fiscal year any expenses that were reimbursed during the current fiscal year up to, but not in excess of, the Expense Caps. These arrangements will remain in effect through February 28, 2025. FMR may not terminate these arrangements before the expiration date without the approval of the Board of Trustees and may extend them in its discretion after that date.

	Class A		Class M		Class C		Class I
	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares
1 year	$685	$685	$488	$488	$293	$193	$92	$92
3 years	$955	$955	$812	$812	$634	$634	$310	$310
5 years	$1,251	$1,251	$1,166	$1,166	$1,108	$1,108	$552	$552
10 years	$2,093	$2,093	$2,162	$2,162	$2,227	$2,227	$1,244	$1,244

AVLF-SUSTK-1224-104 1.9881409.104	December 2, 2024